UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2015

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 16, 2015, Constellation Brands, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to that certain Third Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by Amendment No. 1 dated as of August 20, 2014 (the “Credit Agreement”) (the term “Credit Agreement” shall, unless the context otherwise requires, mean the Credit Agreement as amended by the Amendment) by and among the Company, CIH International S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg (“CIH” and together with the Company, the “Borrowers”), CI Cerveza S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg, certain of the Company’s subsidiaries as guarantors (the “Guarantors”) of the Borrowers’ obligations under the Credit Agreement, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders party to the Amendment (the “Lenders”). The effective date of the Amendment is July 16, 2015 (the “Effective Date”).

The principal changes to the Credit Agreement effected by the Amendment are (i) the creation of a new $1,271,562,500 U.S. Term A loan facility (“New U.S. Term A Facility”), into which the existing U.S. Term A loan facility and Term A-2 loan facility have been combined and increased by $200,000,000, (ii) the refinance of the existing U.S. Term A-1 loan facility (the “New U.S. Term A-1 Facility”) and extension of its maturity to July 16, 2021, (iii) the creation of a new $1,430,100,000 European Term A loan facility (“New European Term A Facility”) into which the existing European Term A loan facility and European Term B-1 facility have been combined, (iv) the extension of the maturity date of all tranches, other than the New U.S. Term A-1 Facility, to July 16, 2020, and (v) the increase of the Revolving Credit Facility by $300,000,000 to $1,150,000,000. The Company is the borrower under the New U.S. Term A Facility and the New U.S. Term A-1 Facility. CIH is the borrower under the New European Term A Facility.

The Amendment also modified certain of the Company’s financial and other covenants. The Company’s net leverage ratio is capped at 5.5:1.0 with an exception that it may rise to 5.75:1.0 for approximately one year after an acquisition involving consideration of more than $1,000,000,000. In addition, certain baskets contained in exceptions to certain of the negative covenants were increased or modified, including the basket permitting dividend payments.

The New U.S. Term A Facility

The New U.S. Term A Facility loans will be repaid in quarterly payments of principal equal to 1.25% of the original aggregate principal amount of the New U.S. Term A Facility loans, with the balance payable on July 16, 2020. The Amendment, as of the Effective Date, adjusted the maturity date of the New U.S. Term A Facility to be five years from the Effective Date.

The rate of interest payable on the New U.S. Term A Facility loans, at the Company’s option, is equal to (i) LIBOR plus a margin, or (ii) the highest of the federal funds base rate plus 0.50%, the prime rate, and LIBOR plus 1.00% (the “Base Rate”), plus a margin. The margin for the New U.S. Term A Facility loans is adjustable based upon the Company’s debt ratio, as defined in the Credit Agreement, and is between 1.25% and 2.25% for LIBOR borrowings and 0.25% and 1.25% for Base Rate borrowings.

The obligations of the Company under the New U.S. Term A Facility and New U.S. Term A-1 Facility (described below) are guaranteed by certain of the Company’s U.S. subsidiaries. These obligations are also secured by a pledge of (i) 100% of the ownership interests in certain of the Company’s U.S. subsidiaries and (ii) 65% of the ownership interests in certain of the Company’s foreign subsidiaries, with certain exceptions consistent with the Credit Agreement.

On the Effective Date, the Company repaid all outstanding amounts under the existing U.S. Term A facility and Term A-2 facility.

The New U.S. Term A-1 Facility

The New U.S. Term A-1 Facility loans will be repaid in the same manner as the pre-existing U.S. Term A-1 loans. They will be repaid in quarterly payments of principal equal to 0.25% of the original aggregate principal amount of the New U.S. Term A-1 Facility loans, with the balance payable on July 16, 2021. The Amendment, as of the Effective Date, adjusted the maturity date of the New U.S. Term A-1 Facility to be six years from the Effective Date.

The rate of interest payable on the New U.S. Term A-1 Facility loans is the same as the pre-existing U.S. Term A-1 loans. At the Company’s option, the rate of interest is equal to (i) LIBOR plus a margin, or (ii) the Base Rate plus a margin. The margin for the New U.S. Term A-1 Facility loans is adjustable based upon the Company’s debt ratio, as defined in the Credit Agreement, and is between 1.50% and 2.50% for LIBOR borrowings and 0.50% and 1.50% for Base Rate borrowings.

On the Effective Date, the Company repaid all outstanding amounts under the existing U.S. Term A-1 facility.

The New European Term A Facility

The New European Term A Facility loans will be repaid in quarterly payments of principal equal to 1.25% of the original aggregate principal amount of the New European Term A Facility loans, with the balance payable on July 16, 2020. The Amendment, as of the Effective Date, adjusted the maturity date of the New European Term A Facility to be five years from the Effective Date.

The rate of interest payable on the New European Term A Facility loans, at CIH’s option, is equal to (i) LIBOR plus a margin, or (ii) the Base Rate plus a margin. The margin for the New European Term A Facility loans is adjustable based upon the Company’s debt ratio, as defined in the Credit Agreement, and is between 1.25% and 2.25% for LIBOR borrowings and 0.25% and 1.25% for Base Rate borrowings.

The obligations under the New European Term A Facility are guaranteed by the Company and certain of the Company’s U.S. subsidiaries. These obligations are also secured by a pledge of (i) 100% of certain interests in certain of CIH’s subsidiaries and (ii) 100% of the ownership interests in certain of the Company’s U.S. subsidiaries and 65% of the ownership interests in certain of the Company’s foreign subsidiaries, with certain exceptions consistent with the Credit Agreement.

On the Effective Date, CIH repaid all outstanding amounts under the existing European Term A loan facility and European Term B-1 facility.

Revolving Credit Facility

The Revolving Credit Facility was increased by $300,000,000 to $1,150,000,000. CIH may borrow up to $575,000,000 and the Company may borrow up to the full $1,150,000,000.

The rate of interest payable on the Revolving Credit Facility, at the applicable Borrower’s option, is equal to (i) LIBOR plus a margin, or (ii) the Base Rate plus a margin. The margin for the Revolving Credit Facility is adjustable based upon the Company’s debt ratio, as defined in the Credit Agreement, and is between 1.25% and 2.25% for LIBOR borrowings and 0.25% and 1.25% for Base Rate borrowings.

The Company’s obligations under the U.S. revolver and the European revolver are guaranteed by certain of the Company’s U.S. subsidiaries. These obligations are also secured by a pledge of (i) 100% of the ownership interests in certain of the Company’s U.S. subsidiaries and (ii) 65% of the ownership interests in certain of the Company’s foreign subsidiaries, with certain exceptions consistent with the Credit Agreement.

CIH’s obligations under the European revolver are guaranteed by the Company and certain of the Company’s U.S. subsidiaries. These obligations are also secured by a pledge of (i) 100% of certain interests in certain of CIH’s subsidiaries and (ii) 100% of the ownership interests in certain of the Company’s U.S. subsidiaries and 65% of the ownership interests in certain of the Company’s foreign subsidiaries, with certain exceptions consistent with the Credit Agreement.

As of July 16, 2015, neither the Company nor CIH had any outstanding revolving credit loans under the Credit Agreement.

Collateral and Covenant Suspension

If after the Effective Date, the Company receives an Investment Grade Rating (as defined in the Credit Agreement) on its corporate ratings from each of S&P and Moody’s, and no default or event of default has occurred or is continuing, certain covenants (including financial covenants) shall be automatically revised, the incremental cap shall be suspended and the collateral requirements under the Credit Agreement shall be suspended. The suspension periods shall continue until such time as any of the Company’s corporate ratings shall cease to be an Investment Grade Rating.

Other

Certain of the Lenders, the Administrative Agent and their affiliates have performed, and may in the future perform, various commercial banking, investment banking, and brokerage services, and other financial and advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses. Without limiting the generality of the foregoing: (i) one of the Lenders, Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland,” New York Branch, is the administrative agent and a facility agent and such Lender and its affiliates are lenders under the Company’s accounts receivable securitization facility and, in addition, such Lender is the administrative agent and a facility agent and such Lender and its affiliates are lenders under another of the Company’s securitization facilities and is also a lender under credit facilities with certain of the Company’s subsidiaries, (ii) one of the Lenders, Manufacturers and Traders Trust Company (“M&T”), is the trustee (the “Trustee”) under the Indenture, dated as of April 17, 2012 (the “Base Indenture”), between the Company and M&T, as Trustee, and (a) under the Base Indenture and Supplemental Indenture No. 1 thereto, dated as of April 17, 2012, the Company has issued $600 million aggregate principal amount of 6% Senior Notes due 2022, (b) under the Base Indenture and Supplemental Indenture No. 3 and Supplemental Indenture No. 4 thereto, dated as of May 14, 2013, the Company has issued $500 million aggregate principal amount of 3.750% Senior Notes due 2021 and $1,050 million aggregate principal amount of 4.250% Senior Notes due 2023, and (c) under the Base Indenture and Supplemental Indenture No. 7 and Supplemental Indenture No. 8 thereto, dated as of November 3, 2014, the Company has issued $400 million aggregate principal amount of 3.875% Senior Notes due 2019 and $400 million aggregate principal amount of 4.750% Senior Notes due 2024, and (iii) one of the Lenders, SunTrust Bank, is a facility agent and a lender under the Company’s accounts receivable securitization facility and another of the Company’s securitization facilities. Certain of the Lenders are lenders under certain credit facilities to a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facilities are secured by pledges of shares of class A common stock of the Company, class B common stock of the Company, or a combination thereof and personal guarantees of certain members of the Sands’ family, including Richard Sands and Robert Sands. In addition, one of the Company’s executive officers is a member of the boards of directors of one of the Lenders and certain of its affiliates.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 16, 2015, the Company issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Reference to the Company’s website in the news release does not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Amendment No. 2 dated as of July 16, 2015, to the Third Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by Amendment No. 1 dated as of August 20, 2014, by and among the Company, CIH International S.à r.l., CI Cerveza S.à r.l., the Guarantors, Bank of America, N.A., as administrative agent, and the Lenders party to the Amendment

99.1	News Release of Constellation Brands, Inc. dated July 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2015	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Amendment No. 2 dated as of July 16, 2015, to the Third Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by Amendment No. 1 dated as of August 20, 2014, by and among the Company, CIH International S.à r.l., CI Cerveza S.à r.l., the Guarantors, Bank of America, N.A., as administrative agent, and the Lenders party to the Amendment (filed herewith).

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated July 16, 2015.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.